July 29, 2011
Advisory Services
One Riverway
777 S. Post Oak Ln, Ste. 2200
Houston, TX 77056
Phn: 713-650-1212 & 713-658-1922
www.plsx.com
Torch Energy Royalty Trust
c/o Wilmington Trust Company, not in its individual
capacity but solely as trustee of the trust (“Trustee”)
Mr. Bruce Bisson
Vice President — Corporate Capital Markets
1100 North Market Street
Wilmington, Delaware 19890
     Phn: 302-636-6016
Re: Letter Agreement — Marketing of the Net Profits Interest in Chalkley, Robinson’s Bend, Cotton Valley, and Austin Chalk Fields
Sent Via Email: bbisson@wilmingtontrust.com
This Letter Agreement (“Agreement”) is by and between PLS, Inc. (hereinafter referred to as “PLS”) and the Torch Energy Royalty Trust (hereinafter referred to as “Seller”). PLS and Seller are sometimes herein collectively referred to as the “Parties” and singularly as a “Party”.
RECITALS
WHEREAS, Seller holds an overriding Net Profits Interest in producing properties in the underlying properties constitute working interests in the Chalkley Field in Louisiana, the Robinson’s Bend Field in the Black Warrior Basin in Alabama, fields that produce from the Cotton Valley formations in Texas and fields that produce from the Austin Chalk formation in Texas and represent interests in all productive formations from 100 feet below the deepest productive formation in each field to the surface when the Seller Trust was formed (“Property”), and Seller desires to locate potential purchasers (hereinafter referred to as “Buyers”) for its above-referenced Property (the “Transaction”); and
WHEREAS, PLS desires to assist Seller in the sale of the Property and earn compensation from its advice and marketing effort in connection with the sale of the Property; pursuant to the terms and conditions set forth below.
NOW, THEREFORE, IN CONSIDERATION OF THE FOLLOWING PREMISES AND MUTUAL COVENANTS AND FOR GOOD AND VALUABLE CONSIDERATION THE SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED BY THE PARTIES, THE PARTIES AGREE TO THE FOLLOWING:
1. Term and Termination: The initial term of this Agreement shall commence on August 1, 2011 and shall continue through November 30, 2011 (“Initial Term”). Thereafter, the Initial Term will be extended on a month to month basis until terminated by the Seller by providing two weeks (10 business days) written notice to PLS. Written Notice shall be deemed satisfied by email, delivery by overnight courier or US Mail addressed to the signatory of this Agreement.
2. Services to be Provided: PLS shall provide the following marketing and project management services (including but not limited to):
(i) Aggregate and organize all Seller, public and private data on the Property for marketing purposes and prepare timeline of sale process and deliverables;
(ii) Create and prepare a formal offering memorandum and support material for buyer presentations;
(iii) Establish, build and update a virtual data room approved by Seller;
(iv) Organize and update as applicable a traditional physical data room in Houston approved by Seller if needed;

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(v) Reproduction of applicable seller information including power point, offering memorandum,4-6 page teaser;
(vi) Advertise and list the Property in PLS’ publications and website including A&D Transactions, ProspectCentre, Capital Markets, Midstream News and QuickPrice;
(vii) Select and contact qualified potential buyers;
(viii) Disseminate Seller-approved information to potential buyers using email, direct mail, phone contact;
(ix) Follow up with all interested buyers;
(x) Phone, contact and engage with potential purchasers and set up potential sales presentations and appointments;
(xi) Update package information and liaise with the Trust’s legal counsel and service providers; and
(xii) Handle and assist in negotiations (as needed or requested by Seller).
3. Compensation: PLS shall receive an initial retainer of $20,000 which shall be due upon five (5) business days of execution of this Agreement. Except as provided in Section 4 below, the initial retainer amount will cover all PLS expenses associated with this Transaction. In addition to the initial retainer as mentioned above, PLS shall also earn a Finder’s Fee in the event of a successful transaction with a PLS contact on behalf of the Seller; provided, however, a sale to Constellation Energy Partners LLC, Robinson’s Bend Production II, LLC or their affiliates (the “Constellation Entities”) with respect to Robinson Bend Field Net Profit Interests will not result in PLS earning a Finder’s Fee until the purchase price exceeds the currently escrowed bid amount of $1,000,000 and the amount of such fee is determined in the aggregate as set forth below in subsection (i) and (ii).
(i) For purposes of this Letter Agreement, the Finders Fee shall be defined as the aggregate Total Transaction Value (TTV) for all of the Property which is equal to any cash consideration and any noncash consideration including but not limited to stock, securities and drilling carries received by the Seller for the sale of the Property under Finders Fee schedule (“Fee Schedule”) below. The Finders Fee shall be payable upon the receipt of purchase price funds by the Trust and the closing of the Transaction.
(ii) Pursuant to Section 3(i) and (ii) above, PLS’ total Finder’s Fee shall be equal to the following amount:
     Five percent (5%) of the first one million dollars (USD $0 to $1,000,000) of TTV; plus,
     Two percent (2%) of the second one million dollars (USD $1,000,001 to $2,000,000) of TTV; plus,
     One percent (1%) of any TTV over and above two million dollars (greater than USD $2,000,000).
4. Engineering Services and Costs: If requested in writing by Client, PLS will provide engineering, technician, and geologic services as needed for the evaluation of the Property at an additional discounted cost of: $200/hour for engineering services, $75/hour for engineering technician services, and $150/hour for geologic services, plus evaluation costs. Payment for such services to PLS from the Seller will be billed on a monthly basis, but shall be payable in full to PLS upon receipt of the funds from the Buyer(s) and closing of the sale of the Property or upon termination of the Agreement.
5. Closing: In the event a Buyer is secured during the Initial Term, and for no reason on PLS’ behalf the Closing/ consummation of the Sale is delayed past the termination date of this Agreement, PLS’ compensation as described herein shall still be paid by Seller once the funds are received by the Buyer and the Transaction closes.
6. Termination By Seller: In the event the Letter Agreement is terminated by the Seller in accordance with the terms of this Latter Agreement, PLS will provide the Seller with a “List of Active Potential Buyers” and a copy in the form request by Seller of all materials developed and organized by PLS relating to this agreement. If any such potential Buyer, or a successor or assign of such potential Buyer, shall purchase the Property within six (6) months of the termination of this Letter Agreement, PLS shall be entitled to its Finders Fee as set forth in Section 3 herein.
7. Confidentiality: Except as set forth in this Section 7, the Parties agree to keep each Party’s respective information (including but not limited to Property data, acreage information, and Buyer information) confidential and secure for one (1) year from the date of execution of this Letter Agreement; provided, however, Seller may disclose the terms of this Agreement or the Agreement itself in its sole discretion if it deems necessary for public reporting purposes or otherwise.

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8. Indemnification: Transactions of the type contemplated herein sometimes result in disputes between a Seller and potential purchasers, operators, and/or Buyers.
PLS shall indemnify, defend, and hold harmless the Trust and Trustee and each of their respective directors, agents, employees, consultants, and representatives (collectively, the “Trust Indemnitees”), from and against any and all claims, demands, actions, class actions, investigations, or other proceedings, including, but not limited to, all losses, demands, liabilities, damages, costs and expenses (including reasonable attorneys’ fees, expert fees, and court costs) arising therefrom (collectively “Claims”) brought by any third party against any Trust Indemnitee to the extent that such Claim arises out of or relates to PLS’ actual or alleged breach of any representation, warranty, or obligation under this Letter Agreement.
The Trust shall indemnify, defend, and hold harmless PLS, its present and future directors, agents and employees, consultants, and representatives (collectively, the “PLS Indemnitees”) from and against any and all Claims brought by any third party against any PLS Indemnitee to the extent that such Claim arises out of or relates to the Trust’s breach of any representation, warranty, or obligation under this Agreement unless the Claim is due to the negligence, willful misconduct, fraud, or misrepresentations by PLS during the marketing of the Property.
The obligations of each Party (the “Indemnitor”) under this Agreement to defend, indemnify, and hold harmless PLS Indemnitees or Trust Indemnitees (as the case may be), and their respective employees, representatives and agents (each, an “Indemnitee”) shall be subject to the following: (a) the Indemnitee shall provide the Indemnitor with prompt notice of the Claim giving rise to such obligation; provided, however, that any failure or delay in giving such notice shall only relieve the Indemnitor of its obligation to defend, indemnify, and hold the Indemnitee harmless to the extent it reasonably demonstrates its defense or settlement of the Claim was adversely affected thereby; (b) the Indemnitor shall have sole control of the defense and of all negotiations for settlement of such Claim; and (c) the Indemnitee shall cooperate with the Indemnitor in the defense or settlement of any such Claim at the Indemnitor’s expense. Notwithstanding the foregoing, the Indemnitor shall not settle any claim unless such settlement completely and forever releases the Indemnitee from all liability with respect to such Claim or unless the Indemnitee consents to such settlement in writing. Where the Indemnitor does not request the Indemnitee to cooperate in the defense or settlement of any such Claim in which the Indemnitee is involved, the Indemnitee may participate in the defense of the Claim at its own expense.
9. Governing Law; Jurisdiction: The Seller and PLS hereby agree that any dispute, claim or controversy arising out of or relating to this Agreement or the breach, termination, enforcement, interpretation or validity thereof, shall be governed under the laws of the State of Delaware without regard to the principles of conflict of laws. Each of the Parties hereby: a) consents to submit itself to the personal jurisdiction of the Federal and State courts located in the State of Delaware in any suit, action, or proceeding arising out of or relating to this Letter Agreement that could not be resolved by the Parties in accordance with this section; b) agrees that claims in respect of any such suit, action or proceeding may be heard and determined in such courts; c) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; and d) agrees to waive any right it may have to a trial by jury in any legal proceeding arising out of or relating to this Letter Agreement or the Transaction.
10. Complete Agreement: This Letter Agreement represents the complete understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, verbal or written, with respect thereto.
11. Severability. If for any reason any provision of this Agreement shall be held invalid, its invalidity shall not effect any other provision of this Agreement that can be given effect without the invalid provision.
12. Miscellaneous. PLS acknowledges that Torch Energy Advisors Incorporated acts as the Administrative Service Provider (“TEAI”) to the Trust, and the Trustee relies on information provided by TEAI and other parties. PLS will comply with all applicable laws and regulatory requirements in connection with the Transaction.
This Letter Agreement may be executed in counterparts, each of which shall be an original but all of which together shall constitute one agreement. The headings of the sections of this Letter Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Letter Agreement. This Letter Agreement

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cannot be assigned by any Party without the prior written consent of the other Parties. Any assignment in violation of this provision shall be void and of no effect.
PLS shall perform the services outlined in this Letter Agreement in a good and workmanlike manner, in accordance with the highest professional and technical standards applicable to the services, with due diligence, and in full compliance with the terms and conditions of this Letter Agreement and all mutually agreed upon specifications.
It is expressly understood and agreed by the Parties that (a) this Letter Agreement is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this engagement or any other related documents.
No course of dealing on the part of any Party, or the failure of either party to enforce any right shall not be construed as a waiver with respect to any other right under this Letter Agreement. No term or provision hereof shall be deemed waived or any breach excused, unless such waiver or consent shall be in writing and signed by the Party claimed by the other to have waived or consented. No waiver of any breach of this Letter Agreement shall be held to constitute a waiver of any other or subsequent breach.
Nothing in this Letter Agreement shall be construed to create a partnership, joint venture or agency relationship between the Parties. Neither Party will have the power to bind the other or to incur obligations on the other’s behalf without such other Party’s prior written consent. Each Party shall perform all of its obligations under this Letter Agreement as an independent contractor and not as the agent or employee of the other Party. Nothing contained in this Letter Agreement, nor any action taken by either Party to this Agreement, shall be deemed to make either Party (or any of such Party’s employees, agents, or representatives) an employee or legal representative of the other Party, nor to create any partnership, joint venture, association, or syndication between the Parties, nor to confer on either Party any express or implied right, power or authority to enter into any agreement or commitment on behalf of (nor to impose any obligation upon) the other Party.
The Parties hereto agree and acknowledge that: (a) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement, and (b) the terms and provisions of this Letter Agreement shall be construed fairly as to all Parties hereto and not in favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Letter Agreement. Each of the signatories below acknowledges they have reviewed this Agreement in full and have had an opportunity to consult with counsel of their choosing.
EXCEPT IN CONNECTION WITH ANY INDEMNIFICATION OBLIGATIONS OR BREACH OF CONFIDENTIALITY OBLIGATION ARISING UNDER THIS LETTER AGREEMENT: (A) UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, EXEMPLARY, PUNITIVE OR SPECIAL DAMAGES (INCLUDING DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, AND THE LIKE, WHETHER OR

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NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND WHETHER ANY CLAIM FOR RECOVERY IS BASED ON THEORIES OF CONTRACT, WARRANTY, TORT (INCLUDING NEGLIGENCE AND STRICT LIABILITY OR OTHERWISE) ARISING OUT OF THIS AGREEMENT, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND (B) IN NO EVENT SHALL THE AGGREGATE LIABILITY OF EITHER PARTY UNDER OR RELATED TO THIS AGREEMENT EXCEED FIFTY THOUSAND DOLLARS ($50,000).
If the foregoing correctly states our agreement, please signify your approval by executing this Letter Agreement in the space provided below and on the enclosed copy and return one fully executed copy to the undersigned.

Very truly yours, PLS, Inc.
By:	/s/ Ronyld Wise July 29, 2011
	Name:	Ronyld Wise
	Title:	Managing Director, PLS

Accepted and Agreed
To as of this 1st day August 2011.

Torch Energy Royalty Trust Wilmington Trust Company, not in its individual capacity but solely as Trustee of the Trust
By:	/s/ Bruce Bisson
	Name:	Bruce Bisson
	Title:	Vice President

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